UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2015

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

333-155318
(Commission File Number)
Nevada		26-0685980
(State or other jurisdiction of Incorporation)		(I.R.S Employer Identification No.)

16795 Von Karman Ave., #240

Irvine, CA 92606

(Address of principal executive offices)

949-525-4466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2015, Jim Waltz informed Adaptive Medias, Inc. (the “Company”) by letter that he was resigning as the interim Chief Operations Officer and as a Director of the Company, effective immediately. Mr. Waltz’s letter, a copy of which is filed as Exhibit 10.1 to this Form 8-K, indicates that his resignation was due to a disagreement over certain policies and practices of the Company. The Company maintains that its policies and practices are in the best interest of its shareholders and that it has acted in accordance with the terms of any and all agreements between itself and Mr. Waltz.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Resignation letter of Jim Waltz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2015

ADAPTIVE MEDIAS, INC.

/s/ Omar Akram

Omar Akram

President and Chief Financial Officer